Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
ACCOMPANYING ANNUAL REPORT ON FORM 10-K OF
CENTERLINE HOLDING COMPANY FOR THE YEAR ENDED DECEMBER 31, 2011

In connection with the Annual Report of Centerline Holding Company (the “Company”) on Form 10-K/A (Amendment No. 1) for the year ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Levy, Principal Executive Officer and Principal Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

Date: April 18, 2012	By:	/s/ Robert L. Levy
Robert L. Levy President, Chief Operating Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.